Exhibit 99.3
Consent of Cushman & Wakefield Western, Inc.

We hereby consent to the reference to our name and the description of our role in the valuation process of real estate properties owned by Modiv Inc. and its subsidiaries (collectively, the “Company”) referred to in the Current Report on Form 8-K filed on August 4, 2021 and incorporated by reference in the Company’s Registration Statement on Form S-3 (SEC File No. 333-252321).

In giving such consent, we do not thereby admit we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

August 4, 2021

CUSHMAN & WAKEFIELD WESTERN, INC.

	By:	/s/ TREVOR G. CHAPMAN
Name: Trevor G. Chapman
Title: Senior Managing Director